Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 4
Dated as of September 15, 2023
to
FOURTH AMENDED AND RESTATED SENIOR SECURED NOTE PURCHASE AGREEMENT
Dated as of September 1, 2020
THIS AMENDMENT NO. 4 (“Amendment”) is made as of September 15, 2023 by and among Encore Capital Group, Inc. (the “Company”) and the undersigned holders of Notes (the “Noteholders”). Reference is made to that certain Fourth Amended and Restated Senior Secured Note Purchase Agreement, dated as of September 1, 2020, between the Company, on the one hand, and the Purchasers named therein, on the other hand (the “Note Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement.
WHEREAS, the Company has requested certain amendments to the Note Agreement as set forth herein, and the Company and the undersigned Noteholders have agreed to such amendments, subject to the terms and conditions of this Amendment; and
WHEREAS, the Credit Agreement is being amended by an amendment thereto (the “Credit Agreement Amendment”).
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders party hereto have agreed to enter into this Amendment.
1.Amendments to Note Agreement. Subject to the terms and conditions hereof, on the Effective Date (as defined below) the Note Agreement is hereby amended, as follows:
(a)Paragraph (c) of Section 5.22 (Obligors) is deleted.
(b)Section 7.5 (Group Companies) is amended and restated, as follows:
“7.5    Group Companies.
The Compliance Certificate supplied with its Annual Financial Statements shall confirm (i) which members of the Restricted Group are Material Companies and (ii) that the aggregate of earnings before interest, tax, depreciation and amortization (calculated on the same basis as Consolidated EBITDA, as defined in Section 10.1 (Financial Covenants), and aggregate gross assets (excluding goodwill) of the Guarantors and the Permitted Purchase Obligations SPVs in each case (calculated on an unconsolidated basis and excluding all intra-Restricted Group items and investments in Restricted Subsidiaries of any member of the Restricted Group) exceeds 85% of Consolidated EBITDA (as defined in Section 10.1 (Financial Covenants)) and aggregate gross assets (excluding goodwill) of the Restricted Group.”

(c)Paragraph (a)(ii) of Section 9.8 (Guarantors) is amended and restated, as follows:
“(ii)    the aggregate of the earnings before interest, tax, depreciation and amortization (calculated on the same basis as Consolidated EBITDA) of the Parent, the Guarantors and the Permitted Purchase Obligations SPVs for each Financial Year and the aggregate gross assets (excluding goodwill) of the Parent, the Guarantors and the Permitted Purchase Obligations SPVs (in each case calculated on an unconsolidated basis and excluding all intra-Restricted Group items and investments in Restricted Subsidiaries of any member of the Restricted Group) represents not less than 85% of Consolidated EBITDA for the corresponding Financial Year and consolidated gross assets (excluding goodwill) of all members of the Restricted Group (including the Parent), respectively, in each case calculated by reference to the most recently delivered set of Annual Financial Statements of the Group delivered under Section 7.1 (Financial Statements) and adjusted to give pro forma effect to any acquisitions (including through mergers or consolidations) and dispositions that have taken place prior to the date on which the Financial Year ends.”
(d)Paragraph (d) of Section 9.8 (Guarantors) is deleted.
(e)Schedule A of the Note Agreement is modified (i) to delete the definition of “Fixed GAAP” and (ii) to delete the last sentence of the definition of “Material Company.”
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (the date on which each of which has been satisfied or waived in writing being referred to in this Amendment as the “Effective Date”): (a) the Noteholders shall have received (i) counterparts of this Amendment, duly executed by the Company and the Required Holders, and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) a fully executed copy of the Credit Agreement Amendment, which shall be in form and substance reasonably satisfactory to the Required Holders, and (iii) such other instruments and documents as are reasonably requested by the Noteholders on or prior to the date of this Amendment in connection with this Amendment; and (b) the Company shall have paid, to the extent invoiced on or prior to the date of this Amendment, all fees and expenses of the Noteholders (including attorneys’ fees and expenses) in connection with this Amendment and the other Finance Documents.
3.Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)The execution, delivery and performance by each Obligor of this Amendment are within such Obligor’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Obligor. This Amendment and the Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.
(b)As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Section 5 of the Note Agreement are true and correct, except for representations and warranties made with reference solely to an earlier date, which are true and correct as of such earlier date.
(c)The execution and delivery of this Amendment by the Obligors, and performance by the Company of this Amendment and the Note Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Obligor or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Note Agreement, the Credit Agreement, any other material agreement or other material instrument binding on any Obligor or any of their assets, or give rise to a right under any of the foregoing agreements (other than the Credit Agreement) to require any payment to be made by any Obligor, (iv) will not result in the creation or imposition of any Lien on any asset of any Obligor, except Liens (if any) created under the Finance Documents and (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Obligors.
(d)No fee or other remuneration is required to be paid to or for the benefit of any party to the Credit Agreement as consideration for the Credit Agreement Amendment.
4.Reference to and Effect on the Note Agreement.
(a)Upon the effectiveness hereof, each reference to the Note Agreement in the Note Agreement or any other Finance Document shall mean and be a reference to the Note Agreement as amended hereby.
(b)Except as specifically amended above, the Note Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment shall constitute a “Finance Document.”
5.Release of Claims. In consideration of the amendments contained herein, each of the Obligors hereby waives and releases each of the Noteholders from any and all claims and defenses, known or unknown, existing as of the date hereof with respect to the Note Agreement and the other Finance Documents and the transactions contemplated hereby and thereby. It is the intention of each of the Company and the Guarantors in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California (or any comparable provision of any other applicable law), which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE

MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
6.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.Counterparts; Electronic Signatures. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The parties hereto agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark
    Jonathan Clark, Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 4
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM, Inc., as investment manager By: /s/ T.J. Flanagan III Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ T.J. Flanagan III Vice President
PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST By: Prudential Arizona Reinsurance Universal Company, as Grantor By: PGIM, Inc., as Investment Manager By: /s/ T.J. Flanagan III Vice President
PICA HARTFORD LIFE & ANNUITY COMFORT TRUST By: The Prudential Insurance Company of America, as Grantor By: PGIM, Inc., as investment manager By: /s/ T.J. Flanagan III Vice President
Signature Page to Amendment No. 4
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY By: PGIM, Inc., as investment manager By: /s/ T.J. Flanagan III Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ T.J. Flanagan III Vice President
PRUCO LIFE INSURANCE COMPANY By: PGIM, Inc., as investment manager By: /s/ T.J. Flanagan III Vice President

Signature Page to Amendment No. 4
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

ATHENE ANNUITY & LIFE ASSURANCE COMPANY

By: Apollo Insurance Solutions Group LP, its investment adviser

By: Apollo Capital Management, L.P., its sub adviser

By: Apollo Capital Management GP, LLC, its General Partner

By:     /s/ William Kuesel
    Name: William Kuesel
    Title: Vice President

ATHENE ANNUITY AND LIFE COMPANY

By: Apollo Insurance Solutions Group LP, its investment adviser

By: Apollo Capital Management, L.P., its sub adviser

By: Apollo Capital Management GP, LLC, its General Partner

By:    /s/ William Kuesel
    Name: William Kuesel
    Title: Vice President

Signature Page to Amendment No. 4
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020